UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2013

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway
Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:  (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01              Entry into a Material Definitive Agreement.

On November 7, 2013, Liberty Property Limited Partnership (the “Operating Partnership”), of which Liberty Property Trust (the “Company”) is the sole general partner, as well as certain of the Operating Partnership’s subsidiaries and affiliates (collectively,  the “Seller”), and Greenfield Real Estate, LLC (the “Buyer”) entered into an Agreement of Sale and Purchase (the “Purchase Agreement”) pursuant to which the Buyer agreed to purchase all of Seller’s right, title and interest in a real estate portfolio which includes Seller’s Jacksonville, Florida portfolio in its entirety, all of the office properties in Maryland, Southern New Jersey and the Fort Washington suburb of Philadelphia and flex properties in Minnesota.  The properties consist of 97 buildings containing an aggregate of 6.6 million square feet.  The purchase price is $705 million, to be paid at closing in cash subject to adjustment for closing pro-rations, allocations and adjustments.

The closing of the transaction contemplated by the Purchase Agreement is subject to the satisfaction of certain customary closing conditions.  There are no assurances that the conditions will be met or that the transaction will be consummated.  The parties to the Purchase Agreement anticipate that the closing will occur in two settlements on or about December 19, 2013 and January 14, 2014.  There are no material relationships between the Seller and the Buyer.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s and Operating Partnership’s Annual Report on Form 10-K for the year ending December 31, 2013 or a Current Report on Form 8-K filed prior to the filing of such Form 10-K.

Item 7.01              Regulation FD Disclosure.

On November 7, 2013 the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this item 7.01 by this reference.

The information contained in this Item 7.01, including the information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise.  The information in the Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit
Number	Exhibit Title
*99.1	Liberty Property Trust press release, dated November 7, 2013

*  The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By: Liberty Property Trust, its sole
General Partner

	By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

Dated: November 13, 2013

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
*99.1	Liberty Property Trust press release, dated November 7, 2013

*  The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.